SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 22, 2004



                             InfoSonics Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    005-79915
                             ----------------------
                            (Commission File Number)

           Maryland                                               33-0599368
 ------------------------------                               -----------------
(State or other jurisdiction of                              (IRS Employer
 organization or incorporation)                              Identification No.)



                            5880 Pacific Center Blvd.
                                  San Diego, CA                     92121
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (858) 373-1600
                                                           --------------

Item 7.01.  Regulation FD Disclosure.
            ------------------------

     On November 22, 2004, InfoSonics Corporation (the "Company") issued a press release announcing that the Company has been appointed as the sole representative of VK Mobile handsets in North, Central and South America. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

     (c) Exhibits

          Exhibit 99.1 Press release announcing the Company's appointment as sole representative of VK Mobile handsets dated November 22, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 22, 2004                    INFOSONICS CORPORATION



                                            By:  /s/  Jeffrey Klausner
                                               --------------------------------
                                                      Jeffrey Klausner
                                                      Chief Financial Officer